Exhibit 10.18
INTEREST AND EXPENSES GUARANTY
This INTEREST AND EXPENSES GUARANTY (this “Guaranty”) is made as of , 2024 by SEAPORT ENTERTAINMENT GROUP INC., a Delaware corporation (“Guarantor”), in favor of MIZUHO CAPITAL MARKETS LLC, as agent for the benefit of the Lenders as defined in the Loan Agreement (“Agent”).
WHEREAS, on or about September 7, 2023, 250 SEAPORT DISTRICT, LLC, a Delaware limited liability company (“Borrower”), Agent, and certain other Lenders identified therein entered into that certain Term Loan Agreement (as the same may be supplemented, amended and/or restated from time to time, the “Loan Agreement”; unless otherwise indicated, initially capitalized terms used and not otherwise defined herein shall have the meanings respectively ascribed to them in the Loan Agreement) whereby Lenders made a secured loan (as amended from time to time, the “Loan”) available to Borrower in the maximum aggregate amount at any time outstanding not to exceed the sum of One Hundred Fifteen Million and No/100 Dollars ($115,000,000.00) to re-finance existing indebtedness, cover related closing costs, and finance a portion of the closing of a related total return swap.
WHEREAS, on or about September 7, 2023, TWL-BRIDGELAND HOLDING COMPANY, LLC, a Delaware limited liability company (“Existing Guarantor”), executed and delivered to Agent on behalf of the Lenders that certain Interest and Expenses Guaranty dated as of September 7, 2023 (“Existing Guaranty”), pursuant to which Existing Guarantor guaranteed and became surety for the Borrower, including, without limitation, for certain of Borrower’s obligations to Agent on behalf of the Lenders with respect to the Loan.
WHEREAS, the agreements, documents and instruments executed in connection with and evidencing the Loan, including, without limitation, the Existing Guaranty, are referred to herein, collectively, as the “Existing Loan Documents.”
WHEREAS, Borrower and certain of Borrower’s affiliates, including, without limitation, Existing Guarantor, have requested that Agent and Lenders amend certain terms and conditions of the Existing Loan Documents. In connection with such request, Agent, Lenders, Borrower, Existing Guarantor and Guarantor are entering into a certain Amendment to Loan Documents Agreement dated as of even date herewith (the “Amendment Agreement,” and together with all agreements, documents and instruments executed in connection therewith, collectively, the “Amendment Documents.”
WHEREAS, the Existing Loan Documents, the Amendment Agreement, this Guaranty and the other Amendment Documents are collectively referred to herein as the “Loan Documents.”
WHEREAS, Agent and the Lenders are unwilling to modify the Loan and enter into the Amendment Documents unless Guarantor delivers this Guaranty to Agent on behalf of the Lenders.

WHEREAS, Guarantor is an Affiliate of Borrower and accordingly Guarantor will derive material financial benefit from the modification of the Loan.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and in order to induce Agent to modify the Loan and enter into the Amendment Documents, Guarantor hereby agrees as follows:
1.    Guaranty.
(a)    Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment to Agent on behalf of the Lenders when due, whether at stated maturity, by acceleration, lapse of time or otherwise, of all obligations of Borrower now or hereafter existing under the Notes or other Loan Documents for the payment of all accrued and unpaid interest upon the principal balance of the Notes, taxes, penalties, including interest at the default rate, and late charges (specifically excluding payment of the principal balance of the Notes), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by Agent in enforcing any rights under this Guaranty.
(b)    All payments by the Guarantor on account of this Guaranty shall be paid in Dollars. Each and every default under the Loan Documents shall give rise to a separate cause of action hereunder by the Lenders and separate suits may be brought hereunder as each such cause of action arises. Any payment hereunder shall be due no later than fifteen (15) business days following the giving of a written demand therefor from Agent to Guarantor in accordance with Section 7 hereof. If the amounts due hereunder are not paid to Agent as aforesaid within such fifteen (15) business days following written demand, then the same shall bear interest at the Default Rate from the date of the initial demand until the date such amounts due hereunder have been paid in full (which interest shall be included within the meaning of Obligations).
(c)    Guarantor further guarantees to Agent, the payment of all expenses, including, without limitation, reasonable legal and other third party fees, incurred by Agent in the enforcement of this Guaranty. The obligations set forth in this Section 1 are the “Guaranteed Obligations”.
2.    Guaranty Absolute. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after Guarantor’s death (in which event this Guaranty shall be binding upon such Guarantor’s estate). Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Notes and the other Loan Documents, regardless of any Legal Requirements, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Agent with respect thereto. The liability of Guarantor under this Guaranty shall be, absolute and unconditional irrespective of:
(i)    any lack of validity or enforceability of the Notes, the Mortgage or any other agreement or instrument relating thereto;

(ii)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Notes or any of the other Loan Documents;
(iii)    any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of consent to departure from any other guaranty or acknowledgment of debt, for all or any of the Obligations or the Guaranteed Obligations;
(iv)    the existence of any other guaranties or acknowledgments of debt of the Obligations or the Guaranteed Obligations or the exchange, release, amendment or waiver of any such guaranties or acknowledgments of debt, or the enforceability thereof;
(v)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, a guarantor or a Person giving an acknowledgment of debt; or
(vi)    the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other Person at any time liable for the payment of all or part of the Obligations or the Guaranteed Obligations; or any dissolution of Borrower or Guarantor or any sale, lease or transfer of any and all of the assets of Borrower or Guarantor or any changes in the shareholders, partners of members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.
Guarantor agrees that Agent may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Obligations or the Guaranteed Obligations, and may also make any agreement with Borrower or with any other party to or Person liable on any of the Obligations or Guaranteed Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Agent and Borrower or any of such other party or Person, without in any way impairing or affecting this Guaranty. Guarantor agrees that Agent may resort to Guarantor for payment of any of the Guaranteed Obligations, whether or not Agent shall have resorted to or foreclosed against any Mortgage, or any other collateral security, or any other guaranties or acknowledgments of debt, or shall have proceeded against Borrower or any other obligor principally or secondarily obligated with respect to any of the Obligations.
It shall not be necessary for Agent (and Guarantor hereby waives any rights that Guarantor may have to require Agent), in order to enforce the obligations of Guarantor hereunder, first to (i) institute any suit or exhaust any remedies against Borrower or any other Person liable under the Loan Documents, (ii) enforce Agent’s rights against any other guarantors of the Obligations or the Guaranteed Obligations, (iii) enforce Agent’s right against any collateral which shall ever have been given to secure the Loan, (iv) join Borrower or any other Person liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, or (v) resort to any other means of obtaining payment of the Obligations or the Guaranteed

Obligations. Agent shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Obligations or the Guaranteed Obligations.
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Agent upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made. In addition, notwithstanding anything to the contrary contained in this Guaranty or in any of the other Loan Documents, Agent shall not be deemed to have waived any right which Agent may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the United States Bankruptcy Code to file a claim for the full amount of the Obligations secured by the Mortgage or to require that all collateral shall continue to secure all of the Obligations owing to Agent in accordance with the Loan Documents.
3.    Waiver. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations or the Guaranteed Obligations and this Guaranty and any requirement that Agent protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against Borrower or any other Person or entity or any collateral. Guarantor waives the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.
4.    Subrogation. Guarantor irrevocably waives any rights which it may acquire by way of subrogation under this Guaranty against Borrower or any other guarantor or a Person giving an acknowledgment of debt of the Guaranteed Obligations, by any payment made hereunder or otherwise, until all the Obligations or the Guaranteed Obligations have been paid in full.
5.    Representations and Warranties. Guarantor hereby represents and warrants that it has full legal right and power to execute and deliver this Guaranty and perform its obligations hereunder; that there is no provision of any agreement or contract binding on it which would prohibit, conflict with or in any way prevent the execution, delivery and performance of this Guaranty; that there is no action, suit, proceeding or investigation pending, or to Guarantor’s knowledge, threatened against Guarantor that might materially affect the financial condition of Guarantor or the ability of Guarantor to perform any of its obligations hereunder or satisfy the Financial Covenants; that all financial statements of Guarantor and other documents, reports and certificates delivered to Agent by or on behalf of Guarantor in connection with Agent’s underwriting of the Loan are true and correct as of the respective dates and there has been no material adverse change in Guarantor’s financial condition since such dates; and that Guarantor is and shall remain in full compliance with all of the Financial Covenants. Guarantor acknowledges that this Guaranty is an “instrument for the payment of money only” within the meaning of New York Civil Practice Law and Rules Section 3213. All representations and warranties made by Guarantor shall survive the execution hereof.

6.    Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
7.    Addresses for Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given if given in the manner provided for the giving of notices under Section 11.1 of the Loan Agreement, addressed to the party for whom it is intended at its address set forth in the Loan Agreement and below, as applicable:
Guarantor:    Seaport Entertainment Group Inc.
199 Water Street, 28th Floor
New York, NY 10038
Attn: Anton Nikodemus
With a copy to:
Seaport Entertainment Group Inc.
199 Water Street, 28th Floor
New York, NY 10038
Attn: Legal Department
Any party by notice to the others may from time to time designate additional or different addresses for subsequent notices or communications.
8.    No Waiver; Remedies. No failure on the part of Agent to exercise, and no delay in exercising, any right hereunder or under any of the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by Legal Requirements.
9.    Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in full force and effect until tender of a deed in lieu of foreclosure in respect of the Property provided such deed is (i) in recordable form, (ii) title is reasonably acceptable to Agent, and (iii) all transfer taxes have been paid.
10.    Severability. Any provision of this Guaranty, or the application thereof to any Person or circumstance, which, for any reason, in whole or in part, is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty (or the remaining portions of such provision) or the application thereof to any other Person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any Person or circumstance in any other jurisdiction.

11.    Entire Agreement; Amendments. This Guaranty contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements or statements relating to such subject matter, and none of the terms and provisions hereof may be waived, amended or terminated except by a written instrument signed by the party against whom enforcement of the waiver, amendment or termination is sought.
12.    Successors and Assigns. This Guaranty shall be binding upon and shall inure to the benefit of Agent, the Lenders and Guarantor and his respective heirs, personal representatives, successors and assigns. This Guaranty may be assigned by Agent or the Lenders with respect to all or any portion of the obligations guaranteed hereby, and when so assigned Guarantor shall be liable under this Guaranty to the assignee(s) of the portion(s) of the obligations guaranteed hereby so assigned without in any manner affecting the liability of Guarantor hereunder to Agent or the Lenders with respect to any portion of the obligations guaranteed hereby retained by Agent or the Lenders. This Guaranty may not be assigned by Guarantor without the written consent of Agent. Without limiting the generality of the foregoing clause, a Lender may assign or otherwise transfer the Notes to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to the Lenders herein or otherwise. Notwithstanding the foregoing, the obligations of Guarantor under this Guaranty shall not inure to the benefit of (i) any purchaser of the Project at a foreclosure sale or a sale pursuant to a power of sale or other remedial rights under the Loan Documents or (ii) any subsequent holder of the Loan Documents, unless (in either event) such purchaser or holder is Agent, any the Lender or any of their respective successors, assigns, affiliates or participants.
13.    ADDITIONAL WAIVERS IN THE EVENT OF ENFORCEMENT. GUARANTOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF AGENT OR THE LENDERS ON THIS GUARANTY, ANY AND EVERY RIGHT GUARANTOR MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY, (III) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS) AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT GUARANTOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST AGENT OR THE LENDERS WITH RESPECT TO ANY ASSERTED CLAIM.
14.    Waiver of Jury Trial. Agent, Lenders and Guarantor hereby irrevocably and unconditionally waive, in connection with any suit, action or proceeding brought by or on behalf of Agent, Lenders or Guarantor with respect to this Guaranty, any and every right they may have to a trial by jury.
15.    Governing Law. This Guaranty shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to New York’s principles of conflicts of laws. Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court located in the County of New York in any action or proceeding arising out of or relating to this Guaranty.
16.    Financial Covenants.
(a)    Guarantor covenants and agrees that it shall, at all times during the term of the Loan, remain in full compliance with the Financial Covenants and, in a timely manner, provide to Borrower all information and certifications required in order to enable Borrower to comply with its obligations under Section 7 of the Loan Agreement.
(b)    Guarantor shall not, at any time while a default in the payment of the Guaranteed Obligations has occurred and is continuing, enter into or effectuate any transaction with any Affiliate which would reduce the net worth of Guarantor, including the payment of any dividend or distribution to a shareholder, or the redemption, retirement, purchase or other acquisition for consideration of any stock in Guarantor.
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IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date first written above.
GUARANTOR:
SEAPORT ENTERTAINMENT GROUP INC.,
a Delaware corporation
By: ____________________________________
Name: _________________________________
Title:   _________________________________
STATE OF ______________ )
)ss.:
COUNTY OF ____________ )
On the ____ day of _______________________, 2024, before me, the undersigned, a Notary Public in and for said state, personally appeared _____________, a _____________ of SEAPORT ENTERTAINMENT GROUP INC., a Delaware corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacities and that by his/her signature on the instrument, the persons or the entities upon behalf of which the person acted, executed the instrument.
Witness my hand and official seal.
______________________________
Notary Public
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